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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     APRIL 20, 2005
                                                 --------------------


                             TELENETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                 000-16580                      33-0061894
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


     39 PARKER, IRVINE, CALIFORNIA                                   92618
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (949) 455-4000

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective April 18, 2005, Telenetics Corporation ("Telenetics" or "we") appointed Michael J. Burdiek as President and Chief Executive Officer. The disclosures contained in Item 5.02 of this report relating to this appointment are incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         Albert J. Moyer, the Company's Interim President and Chief Executive Officer, resigned effective April 18, 2005 upon the hiring of a permanent President and Chief Executive Officer as described below.

         On April 18, 2005, the Board of Directors of Telenetics appointed Michael J. Burdiek as the President and Chief Executive Officer of the Company. Mr. Burdiek will receive an annual base salary of $200,000, with the opportunity to earn annual bonuses of up to 50% of his base salary, plus five-year options to purchase up to 2,278,295 shares of Telenetics common stock at an exercise price of $0.04 share. The options are exercisable immediately and bear piggyback registration rights.

         Mr. Burdiek has both an engineering and business management background with over 20 years in the wireless communications industry. Since 2004 Mr. Burdiek has been Operating Partner with The Kasten Group, a Midwest-based private equity firm targeting the acquisition of small to mid-sized technology firms. In this position, Mr. Burdiek was responsible for screening and reviewing operational, sales/marketing and financial aspects of prospective target companies, and developing preliminary business plans. Mr. Burdiek was previously with Comarco, Inc., where he held positions of increasing responsibility over his 17-year tenure from 1986 to 2003. In his last position at Comarco, Mr. Burdiek was Senior Vice President and General Manager of the Wireless Test Systems business unit. In this position he had full Profit and Loss responsibility for the Wireless Test Systems business unit, which had worldwide offices and customers including the major Cellular Wireless service providers and leading wireless infrastructure companies. From 2001 to 2003, Mr. Burdiek was the Senior Vice President and General Manager of the Wireless Engineering Services business unit at Comarco. During this time, Mr. Burdiek had full Profit and Loss responsibility for this business unit, which provided a comprehensive range of turnkey engineering service offerings for the design, deployment, optimization and performance assessment of wireless networks for domestic and international customers.


                                      -2-
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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Number        Description
             ------        -----------

             10.1          Description of employment arrangement with Michael J.
                           Burdiek.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2005                  TELENETICS CORPORATION


                                       By: /S/ GARY P. ARNOLD
                                           -------------------------------------
                                           Gary P. Arnold, Chairman of the Board



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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K



Number   Description
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10.1     Description of employment arrangement with Michael J. Burdiek.